UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): June 17, 2020

PLYZER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Admiral Road, Toronto, ON, M5R 2L5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 860 - 0211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

ITEM 8.01.OTHER EVENTS.

In light of the circumstances and uncertainty surrounding the effects of the COVID-19 coronavirus pandemic on the business, employees, consultants and service providers of Plyzer Technologies Inc. (the “Company”), the Company’s sole director and management have determined that it will delay the filing of its annual report on Form 10-K for the year ended March 31, 2020 (the “Annual Report”) by up to 45 days in accordance with the SEC’s March 4, 2020 Order (Release No. 34-88318) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world, specifically the fact that the Company’s Chief Executive and financial Officer and Sole Director has been unable to travel to the Company’s only operative office located in Spain, and thus the Company’s business operations have been disrupted and it is unable to timely review and prepare the Company’s financial statements for the 2020 fiscal year. As such, the Company will be making use of the 45-day grace period provided by the SEC’s Order to delay filing of its Annual Report. The Company plans to file its Annual Report by no later than August 14, 2020, 45 days after the original due date of its Annual Report.

ITEM 5.02DEPARTURE OF PRINCIPAL OFFICER

Effective May 2020, Luis Pallares resigned as chief executive officer of Plyzer Spain S.L., a wholly owned subsidiary of the Registrant. The resignation was for personal reasons and was not because of any disagreement with the Registrant or any matters relating to the Registrant’s operations, policies or practices.

As a result of the resignation our current President and Chief Executive and Financial Officer and sole Director, Terence Robinson, was appointed to fill the role of Chief Executive officer of Plyzer Spain S.L.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2020

PLYZER TECHNOLOGIES INC.

By: /s/ Terence Robinson

Terence Robinson

Chief Executive and Financial Officer